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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
The Keith Companies, Inc.:

We consent to the use of our report included herein, and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


                                                        /s/ KPMG LLP
                                                        ---------------------
                                                            KPMG LLP

Orange County, California
April 2, 2001